© Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. © Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. © Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.
Q3 FY2010
Investor/Analyst Call
April 29, 2010
Exhibit 99.3

Forward-looking statements and GAAP
reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include (but are not limited to) uncertainties and risks regarding the effect of the CareFusion spinoff on Cardinal Health; the performance of CareFusion and the proceeds realized from future sales of CareFusion stock; uncertainties due to government health care reform including the recently enacted federal healthcare reform legislation; competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; disruptions in the supply of medical isotopes for the nuclear pharmacy business; the timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; the effects of disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit on Cardinal Health’s customers and vendors; and conditions in the pharmaceutical market and general economic and market conditions. In addition, Cardinal Health is subject to additional risks and uncertainties described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K
reports (including all amendments to those reports) and exhibits to those reports. This presentation reflects management’s views as of April 29, 2010. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at
www.cardinalhealth.com.
An audio replay of
the conference call will be available on the investor relations page at
www.cardinalhealth.com.

© Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. © Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. Q3 FY2010 Results 3

Q3 FY2010 Business Analysis
Q3 FY10 Q3 FY09
1
Q3 FY10 Q3 FY09
1
Revenue $24,343 $24,089
% change 1% 10%
Operating earnings $366 $381 $385 $415
% change (4)% - (7)% 2%
Ratio to revenue 1.50% 1.58% 1.58% 1.72%
Earnings from continuing ops $225 $215 $222 $237
% change 5% (9)% (6)% (7)%
Ratio to revenue 0.92% 0.89% 0.91% 0.98%
Diluted EPS from continuing ops $0.62 $0.60 $0.61 $0.66
% change 3% (9)% (8)% (7)%
Asset Management Q3 FY10 Q3 FY09
1
Operating Cash Flow $879 $617
Days Receivable 18.9 19.5
Days Inventory on Hand 25 27
Non-GAAP Basis
($M)
GAAP Basis ($M)
     1
All FY09 financial information reflects the reclassification of CareFusion to discontinued operations and change in reportable segments.  See the
Company’s Form 8-K filed on November 16, 2009.

Q3FY10 Pharmaceutical Segment
Business Analysis
Highlights:
• Revenue performance was driven by increased sales to existing pharmaceutical distribution customers and solid growth in generics
– Revenue from non-bulk customers increased 0.5% to $11.3 billion driven by growth in retail chain, hospital and retail independents
– Revenue from bulk customers increased 0.5% to $10.9 billion
• Segment profit increased 7% to $307 million primarily from continued strong performance under branded manufacturer agreements, positive margin contribution from the company’s generic programs and disciplined expense management
• Continued progress made in sourcing, contract compliance and customer-facing IT initiatives
• Excellent execution in nuclear pharmacy services
• Continued solid working capital management
Revenue
Segment Profit
Segment Profit Margin
$22,226
$307
1.38%
Q3 FY10
($M)
$22,118
$286
1.29%
Q3 FY09
($M)
0.5%
7%
% Change

Q3FY10 Medical Segment
Business Analysis
Revenue
Segment Profit
Segment Profit Margin
$2,123
$108
5.08%
Q3 FY10
($M)
$1,976
$128
6.49%
Q3 FY09
($M)
7%
(16)%
% Change
Highlights:
• Revenue increase was driven by growth in existing domestic customer base, and strong growth in Canada
• Segment profit decline was due to an unusual year-over-year comparison in cost of goods sold, the impact of performance-based employee compensation and increased Medical Business
Transformation investment spend
– Decline was partially offset from the positive profit impact of revenue growth within the lab and ambulatory businesses as well as preferred products
• Segment profit increased sequentially from Q2 by more than $5M
• Continued momentum in Medical Transformation and customer-facing IT initiatives

Q3FY10 GAAP to Non-GAAP Reconciliation
Note: Costs associated with the CareFusion spinoff are as follows:
Operating
Earnings ($M)
Earnings from
Continuing
Operations ($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings ($M)
Earnings from
Continuing
Operations ($M)
Diluted EPS from
Continuing
Operations
GAAP $366 $225 $0.62 $381 $215 $0.60
Restructuring and Employee
Severance (Note)
$14 $4 $0.01 $32 $27 $0.08
Impairments and Loss on Sale of
Assets $4 $16 $0.04 $1 ($6) ($0.02)
Litigation (Credits)/Charges, Net ($3) ($2) ($0.01) $1 - -
Other Spinoff Costs (Note)
$4 $3 $0.01 $1 - -
Gain on Sale of CareFusion Stock - ($23) ($0.06) - - -
Non-GAAP $385 $222 $0.61 $415 $237 $0.66
Spinoff Costs Included in
Restructuring and Employee
Severance  $3 ($3)
Other Spinoff Costs $4 $3
Total Spinoff Costs $7 $0
Q3 FY 2009 Q3 FY 2010

Significant Q3 FY10 Items
• CareFusion Investment
– Sold 5.4 million shares for total proceeds of $136 million and realized gain of
$23 million
– No income tax impact
– Realized gain excluded from non-GAAP earnings
– Remaining 30.5 million shares at 3/31/10 have market value of $805.2 million
– Pre-tax unrealized gain of $43.3 million recognized in equity in Q3; no earnings impact until shares are sold
• Other Items
– Completed sale of Specialty Scripts; signed definitive agreement to sell
Martindale with close anticipated by end of June

© Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. © Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. FY2010 Outlook 9

FY10 outlook
FY09
Non-GAAP effective tax
rate
37%+ 37%
Diluted weighted average
shares outstanding
~361M 361.5M
Interest and other, net ~$110M $128M
Capital expenditures $200M - $250M $421M
1
May change due to unique items affecting quarters
2
Includes $150M repurchase of assets under synthetic lease
CAH FY10 Overall Expectations
April 29, 2010
1
2

FY10 outlook FY09
Revenue:
Low single digit
growth
$96B
Non-GAAP EPS
1
: $2.15 - $2.20 $2.26
1
Non-GAAP diluted earnings per share from continuing operations
CAH FY10 Financial Expectations
April 29, 2010

© Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. © Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

FY2011 Preliminary Outlook
1
Non-GAAP diluted earnings per share from continuing operations
Non-GAAP EPS :  $2.35 - $2.45 1

Pharmaceutical Segment
FY11 Preliminary Assumptions
April 29, 2010
• Renewal of major contracts
• Brand inflation comparable to FY10
• Generic launches and deflation comparable to FY10
• Continued improvement in generic programs
• Nuclear pharmacy assumes raw material from Canadian reactor to be at more normal levels in Q2 FY11
• Continued significant investment in IT systems for longer-term benefits
• Continued working capital improvement
• Assumes no LIFO impact

Medical Segment
FY11 Preliminary Assumptions
April 29, 2010
• Benefit from investments in Ambulatory Care
• Growth in higher margin preferred products category
• Improvement in performance from kitting business, following a year of stabilization and investment
• Medical Transformation investment expense comparable to FY10
• Raw materials costs/COGS increasing driven by oil and latex price movements
• Lean/operational excellence initiatives improving working capital

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16

© Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. © Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

Q3 FY10 Trailing Five Quarters

Q3 FY10 Segment Analysis
Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10
Revenue ($M) 22,118 22,263 22,562 22,695 22,226
Segment
Profit ($M)
286 273 208 260 307
Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10
Revenue
($M)
1,976 2,090 2,237 2,232 2,123
Segment
Profit ($M)
128 83 115 103 108
Pharmaceutical Segment
Medical Segment

© Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved. © Copyright 2010, Cardinal Health, Inc. or one of its subsidiaries. All rights reserved.

GAAP to Non-GAAP
Reconciliation Statements

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter 2010							Year-To-Date 2010
(in millions, except per Common Share amounts)	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP
Operating Earnings
Amount	$366	$14	$4	($3)	$4	—	$385	$973	$84	$28	($29)	$9	—	$1,066
Growth Rate	(4)%						(7)%	(1)%						—
Earnings Before Income Taxes and Discontinued Operations	$363	$14	$4	($3)	$4	($23)	$359	$903	$84	$28	($29)	$52	($43)	$995
Provision for Income Taxes[1]	$138	$10	($12)	($1)	$1	—	$137	$510	$30	($3)	($11)	($153)	—	$373
Earnings from Continuing Operations
Amount	$225	$4	$16	($2)	$3	($23)	$222	$393	$54	$32	($18)	$205	($43)	$622
Growth Rate	5%						(6)%	(29)%						6%
Diluted EPS from Continuing Operations
Amount	$0.62	$0.01	$0.04	($0.01)	$0.01	($0.06)	$0.61	$1.09	$0.15	$0.09	($0.05)	$0.56	($0.12)	$1.72
Growth Rate	3%						(8)%	(29)%						6%

	Third Quarter 2009							Year-To-Date 2009
	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP
Operating Earnings
Amount	$381	$32	$1	$1	$1	—	$415	$981	$69	$11	—	$1	—	$1,062
Growth Rate	—						2%	(7)%						(3)%
Earnings Before Income Taxes and Discontinued Operations	$344	$32	$1	$1	$1	—	$378	$870	$69	$11	—	$1	—	$951
Provision for Income Taxes [1]	$129	$5	$7	—	—	—	$141	$314	$19	$31	—	—	—	$364
Earnings from Continuing Operations
Amount	$215	$27	($6)	—	—	—	$237	$556	$50	($20)	—	$1	—	$587
Growth Rate	(9)%						(7)%	(16)%						(15)%
Diluted EPS from Continuing Operations
Amount	$0.60	$0.08	($0.02)	—	—	—	$0.66	$1.54	$0.14	($0.05)	—	—	—	$1.63
Growth Rate	(9)%						(7)%	(15)%						(14)%

The sum of the components may not equal the total due to rounding.

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter		Third Quarter
(in millions)	2010		2009
GAAP Return on Equity	16.8%		15.1%
Non-GAAP Return on Equity
Net earnings	$222.4		$312.9
Restructuring and employee severance, net of tax, in continuing operations[1]	3.9		26.8
Impairments and loss on sale of assets, net of tax, in continuing operations[1]	15.7		(6.0)
Litigation (credits)/charges, net, net of tax, in continuing operations[1]	(1.8)		0.4
Other spin-off costs, net of tax[1]	2.5		0.4
Gain on sale of CareFusion stock, net of tax[1]	(23.2)		—
CareFusion net earnings in discontinued operations, net of tax[1,2]	4.7		(98.0)

Adjusted net earnings	$224.2		$236.5
Annualized	$896.8		$946.0

	Third Quarter	Second Quarter	Third Quarter	Second Quarter
	2010	2010	2009	2009
Non-GAAP Shareholders’ Equity
Total shareholders’ equity	$5,360.9	$5,226.1	$8,434.5	$8,127.9
Non-cash dividend related to CareFusion spin-off	—	—	(3,758.0)	(3,758.0)

Non-GAAP shareholders’ equity	$5,360.9	$5,226.1	$4,676.5	$4,369.9

Divided by average shareholders’ equity	5,293.5		4,523.2
Non-GAAP return on equity	16.9%		20.9%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.
[2]	To properly reflect the impact of the spin-off, on a non-GAAP basis, CareFusion net earnings included in discontinued operations are excluded from adjusted net earnings for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Year-To-Date				Year-To-Date
(in millions)	2010				2009
GAAP Return on Equity	9.2%				14.5%
Non-GAAP Return on Equity
Net earnings	$418.7				$878.4
Restructuring and employee severance, net of tax, in continuing operations[1]	54.3				50.3
Impairments and loss on sale of assets, net of tax, in continuing operations[1]	31.5				(19.7)
Litigation (credits)/charges, net, net of tax, in continuing operations[1]	(17.9)				0.2
Other spin-off costs, net of tax[1]	204.7				0.4
Gain on sale of CareFusion stock, net of tax[1]	(43.3)				—
CareFusion net earnings in discontinued operations, net of tax[1,2]	(15.4)				(319.1)

Adjusted net earnings	$632.6				$590.5
Annualized	$843.5				$787.3

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
	2010	2010	2010	2009	2009	2009	2009	2008
Non-GAAP Shareholders’ Equity
Total shareholders’ equity	$5,360.9	$5,226.1	$4,941.2	$8,724.7	$8,434.5	$8,127.9	$7,918.1	$7,747.5
Non-cash dividend related to CareFusion spin-off	—	—	—	(3,758.0)	(3,758.0)	(3,758.0)	(3,758.0)	(3,758.0)

Non-GAAP shareholders’ equity	$5,360.9	$5,226.1	$4,941.2	$4,966.7	$4,676.5	$4,369.9	$4,160.1	$3,989.5

Divided by average shareholders’ equity	5,123.7				4,299.0
Non-GAAP return on equity	16.5%				18.3%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.
[2]	To properly reflect the impact of the spin-off, on a non-GAAP basis, CareFusion net earnings included in discontinued operations are excluded from adjusted net earnings for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter		Year-to-Date
(in millions)	2010	2009	2010	2009
GAAP Effective Tax Rate from Continuing Operations	38.1%	37.5%	56.5%	36.1%
Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$363.2	$344.1	$903.2	$870.1
Restructuring and employee severance	13.9	31.7	84.4	69.3
Impairments and loss on sale of assets	4.2	0.7	28.2	11.2
Litigation (credits)/charges, net	(2.9)	0.6	(28.8)	0.3
Other spin-off costs	3.7	0.7	51.5	0.7
Gain on sale of CareFusion stock	(23.2)	—	(43.3)	—

Adjusted earnings before income taxes and discontinued operations	$358.9	$377.8	$995.2	$951.6

Provision for income taxes[1]	$138.4	$129.0	$510.0	$313.9
Restructuring and employee severance tax benefit[1]	10.0	4.9	30.1	19.0
Impairments and loss on sale of assets, tax benefit/(expense)[1]	(11.5)	6.7	(3.3)	30.9
Litigation (credits)/charges, net tax benefit/(expense)[1]	(1.1)	0.2	(10.9)	0.1
Other spin-off costs tax benefit/(expense)[1]	1.2	0.3	(153.2)	0.3
Gain on sale of CareFusion stock tax expense[1]	—	—	—	—

Adjusted provision for income taxes	$137.0	$141.1	$372.7	$364.2
Non-GAAP effective tax rate from continuing operations	38.2%	37.3%	37.5%	38.3%

	Third Quarter
	2010	2009
Debt to Total Capital	28%	30%
Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$232.6	$359.8
Long-term obligations, less current portion and other short-term borrowings	1,875.6	3,300.6

Debt	$2,108.2	$3,660.4
Cash and equivalents	(2,638.8)	(971.8)

Net debt	$(530.6)	$2,688.6
Total shareholders’ equity	$5,360.9	$8,434.5
Capital	$4,830.3	$11,123.1
Net Debt to Capital	(11)%	24%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter
(in millions)	2010	2009
Distribution, selling, general and administrative expenses	$628.6	$573.0
Restructuring and employee severance	13.9	31.7
Impairments and loss on sale of assets	4.2	0.7
Litigation (credits)/charges, net	(2.9)	0.6

Total GAAP operating expenses	$643.8	$606.0
Restructuring and employee severance	(13.9)	(31.7)
Impairments and loss on sale of assets	(4.2)	(0.7)
Litigation credits/(charges), net	2.9	(0.6)
Other spin-off costs	(3.7)	(0.7)

Total non-GAAP operating expenses	$624.9	$572.3
Growth Rate	9.2%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fiscal 2009
	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP
Diluted EPS from Continuing Operations
Amount	$2.10	$0.21	$(0.07)	$0.01	$0.01	—	$2.26

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures, including per share calculations) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measures because the Company cannot reliably forecast restructuring and employee severance, impairments and loss on sale of assets, litigation (credits)/charges, net, other spin-off costs and gains or losses on sale of CareFusion stock, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

	Third Quarter
(in millions)	2010	2009
Days Inventory on Hand
Inventories	$7,214.9	$7,748.0
Cost of products sold	$23,332.7	$23,102.4
Chargeback billings	3,053.2	2,981.5

Adjusted cost of products sold	$26,385.9	$26,083.9
Adjusted cost of products sold divided by 90 days	$293.2	$289.8
Days inventory on hand	25	27

Days Inventory on Hand: inventory divided by ((quarterly costs of products sold plus chargeback billings) divided by 90 days). Chargeback billings are the difference between a product’s wholesale acquisition cost and the contract price established between pharmaceutical manufacturers and the end customer.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Gain on Sale of CareFusion Stock: realized gains and losses from the sale of the Company’s ownership of CareFusion common stock retained in connection with the spin-off

Operating Expenses: distribution, selling, general and administrative expenses, restructuring and employee severance, impairments and loss on sale of assets, and litigation (credits)/charges, net

Other Spin-Off Costs: costs and tax charges incurred in connection with the Company’s spin-off of CareFusion that are not included in restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net. Other spin-off costs include, among other things, the loss on extinguishment of debt and the income tax charge related to the anticipated repatriation of a portion of cash loaned to the Company’s entities within the United States

Receivable Days: trade receivables, net divided by (monthly revenue divided by 30 days)

Segment Profit: segment revenue minus (segment cost of products sold and segment distribution, selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs and (5) gain on sale of CareFusion stock, each net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs and (5) gain on sale of CareFusion stock) divided by (earnings before income taxes and discontinued operations adjusted for (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs and (5) gain on sale of CareFusion stock)

Non-GAAP Operating Earnings: operating earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation credits/(charges), net and (4) Other Spin-Off Costs included within distribution, selling, general and administrative expenses

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Operating Expenses: operating expenses excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net and (4) Other Spin-Off Costs

Non-GAAP Operating Expenses Growth Rate: (current period non-GAAP operating expenses minus prior period non-GAAP operating expenses) divided by prior period non-GAAP operating expenses

Non-GAAP Return on Equity: (annualized current period net earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs, (5) CareFusion net earnings in discontinued operations and (6) gain on sale of CareFusion stock, each net of tax) divided by average shareholders’ equity adjusted for the $3.8 billion non-cash dividend issued in connection with the spin-off